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                                                                    EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this form 10-K, into ContiFinancial Corporation's previously filed Registration Statement, File No. 333-33783.


                                       /s/ ARTHUR ANDERSEN LLP

New York, NY
July 14, 1999